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Exhibit 10.9

SECOND AMENDED AND RESTATED VOTING AGREEMENT

        This SECOND AMENDED AND RESTATED VOTING AGREEMENT (the "Agreement") is made and entered into as of March 11, 2005, by and among Techwell, Inc., a California corporation (the "Company"), the holders of the Company's Series A Preferred Stock, no par value per share (the "Series A Stock"), Series B Preferred Stock, no par value per share (the "Series B Stock"), Series C Preferred Stock, no par value per share (the "Series C Stock"), Series D Preferred Stock, no par value per share (the "Series D Preferred"), Series E Preferred Stock, no par value per share (the "Series E Stock"), Series E-1 Preferred Stock, no par value per share (the "Series E-1 Stock" and together with the Series A Stock, the Series B Stock, the Series C Stock, Series D Stock and Series E Stock, the "Existing Preferred Stock"), and Series F Preferred Stock, no par value per share (the "Series F Stock"), listed on the Schedule of Investors attached as Schedule Ahereto (collectively, the "Investors"), and the holders of Common Stock of the Company (the "Common Holders") listed on the Schedule of Common Holders attached as Schedule B hereto. The Company, the Common Holders and the Investors are individually referred to herein as a "Party" and are collectively referred to herein as the "Parties." The Company's Board of Directors is referred to herein as the "Board." The Existing Preferred Stock, and the Series F Stock may be referred to herein as the "Preferred Stock."

WITNESSETH:

        WHEREAS, the Company and the Investors purchasing Series F Stock (the "Series F Investors") have entered into that certain Series F Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), which provides for, among other things, the purchase by the Series F Investors of shares of the Series F Stock (the "Series F Issuance");

        WHEREAS, the Company's Amended and Restated Articles of Incorporation provide that (a) holders of shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted basis, shall elect one (1) member of the Board (the "Independent Director"), (b) holders of shares of the Series E Stock and the Series E-1 Stock, voting together as a separate class and not as separate series, shall elect one (1) member of the Board (the "Series E and E-1 Director"), and (c) holders of shares of Common Stock and holders of shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock and Series F Stock (the "Other Preferred Stock"), voting together as a single class on an as-converted basis, shall be entitled to elect the three (3) remaining members of the Board (the "Other Directors"); and

        WHEREAS, the Company, the holders of Existing Preferred Stock and the Common Holders have previously entered into that certain Amended and Restated Voting Agreement dated as of October 2, 2003 (the "Prior Agreement") and desire to amend and restate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights created under the Prior Agreement; and

        WHEREAS, to induce the Series F Investors to enter into the Purchase Agreement and purchase shares of Series F Stock thereunder, the Company, the holders of the Existing Preferred Stock and the Common Holders desire to enter into this Agreement with such Investors; and

        NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Agreement to Vote. Each Investor, as a holder of Preferred Stock, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Preferred Stock, to hold all of the shares of Preferred Stock registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of such Preferred Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares at a regular or special meeting of shareholders (or by written consent) in accordance with, the provisions of this

  Agreement. Each Common Holder, as a holder of Common Stock of the Company, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold all of such shares of Common Stock and any other securities of the Company acquired by such Common Holder in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the "Common Holder Shares") subject to, and to vote the Common Holder Shares at a regular or special meeting of shareholders (or by written consent) in accordance with, the provisions of this Agreement.

2.
Board Size. The holders of Investor Shares and Common Holder Shares shall vote at a regular or special meeting of shareholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set and remain at five (5) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 16 hereof.

3.     Election of Directors.

  (a)
  In any election of directors of the Company to elect the Other Directors, the Parties holding shares of Common Stock and Other Preferred Stock shall each vote at any regular or special meeting of shareholders (or by written consent) such number of shares of Common Stock or Other Preferred Stock then owned by them (or as to which they then have voting power) as may be necessary to elect three (3) directors: (i) one (1) director of which shall be the Company's chief executive officer as appointed by the Board of Directors from time to time, and (ii) two (2) directors nominated by the holders of a majority of the then outstanding shares of Common Stock and Other Preferred Stock, voting together as a single class on an as-converted basis.

  (b)
  In any election of directors of the Company to elect the Series E and E-1 Director, the Parties holding shares of Series E Stock or Series E-1 Stock shall each vote at any regular or special meeting of shareholders (or by written consent) such number of shares of Series E Stock or Series E-1 Stock then owned by them (or as to which they then have voting power) as may be necessary to elect one (1) director nominated by TCV IV, L.P ("TCV") or its permitted assigns.

  (c)
  In any election of directors of the Company to elect the Independent Director, the Investors and the Common Holders shall each vote at any regular or special meeting of shareholders (or by written consent) such number of voting securities of the Company then owned by them (or as to which they then have voting power) as may be necessary to elect the Independent Director that is approved by each of (i) a majority of the Other Directors and (ii) the Series E and E-1 Director.

4.
Removal of Directors. Any director of the Company may be removed from the Board in the manner allowed by law and the Company's Amended and Restated Articles of Incorporation and Bylaws, but (a) with respect to a director designated pursuant to subsections 3(a) and 3(b) above, only upon the vote or written consent of the shareholders entitled to designate such director and (b) with respect to a director designated pursuant to subsection 3(c) above, only upon the vote or written consent of (i) a majority of the Other Directors and (ii) the Series E and E-1 Director.

5.
Legend on Share Certificates. Each certificate representing any Investor Shares or Common Holder Shares shall be endorsed by the Company with a legend reading substantially as follows:

  "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

6.
Bring Along Right. In the event that a majority of the Board approves either (i) an acquisition of the Company by another entity by means of any transaction or series of related transactions

  (including, without limitation, any reorganization, merger or consolidation) that would result in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or in which the shareholders of the Company immediately prior to such transaction would own, as a result of such transaction, less than a majority of, the voting securities, in the same relative proportions, of the successor or surviving corporation immediately thereafter or (ii) a sale of all or substantially all of the assets of the Company (such events described in subsections (i) and (ii) are referred to herein as a "Sale of the Company"), then each Investor hereby agrees with respect to all securities of the Company which it own(s) or otherwise exercises voting or dispositive authority:

  (a)
  In the event such transaction is to be brought to a vote at a shareholder meeting, after receiving proper notice of any meeting of shareholders of the Company to vote on the approval of a Sale of the Company, to be present, in person or by proxy, as a holder of shares of voting securities, at all such meetings and be counted for the purposes of determining the presence of a quorum at such meetings;

  (b)
  to vote (in person, by proxy or by action by written consent, as applicable) all shares of the capital stock of the Company as to which it has beneficial ownership in favor of such Sale of the Company and in opposition of any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

  (c)
  to refrain from exercising any dissenters' rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company, including, without limitation, the sale of the Investors Shares held by such Investor in such Sale of the Company;

  (d)
  to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company; and

  (e)
  except for this Second Amended and Restated Voting Agreement, neither any of the parties hereto nor any affiliates thereof shall deposit any shares of capital stock beneficially owned by such Party or affiliate in a voting trust or subject any such shares of capital stock to any arrangement or agreement with respect to the voting of such shares of capital stock.

        Notwithstanding the foregoing, no Investor shall be required to vote in the manner described by this Section 6 unless the net proceeds of such Sale of the Company are to be distributed to shareholders of the Company in accordance with the Company's Amended and Restated Articles of Incorporation, as amended from time to time; provided, further, that each Investor holding Series E or Series E-1 Stock shall also not be required to vote in the manner described by this Section 6 if each then outstanding share of Series E Preferred would receive gross proceeds in an amount less than $10.00 per share (adjusted to reflect stock splits, stock dividends, combinations, recapitalizations and the like) in such Sale of the Company pursuant to the Amended and Restated Articles of Incorporation, as amended from time to time.

7.
Covenants of the Company. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the Parties hereto (assuming conversion of all outstanding securities) in order to protect the rights of the Parties hereunder against impairment.

8.
No Liability for Election of Recommended Directors. Neither the Company, the Common Holders, the Investors, nor any officer, director, shareholder, partner, employee or agent of any such Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Company's Board by virtue of such Party's execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.

9.
Grant of Proxy. Upon the failure of any Party to vote their Investor Shares or Common Holder Shares, as applicable, in accordance with the terms of this Agreement, such Party hereby grants to a shareholder designated by the Board of Directors of the Company a proxy coupled with an interest in all Investor Shares or Common Holder Shares owned by such Party, which proxy shall be irrevocable until this Agreement terminates pursuant to its terms or this Section 9 is amended to remove such grant of proxy in accordance with Section 16 hereof, to vote all such Investor Shares and Common Holder Shares in the manner provided in Sections 2, 3 and 6 hereof.

10.
Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any other Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

11.
Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates issued after the date hereof evidencing the shares of Investor Stock and Common Holder Stock to bear the legend required by Section 5 hereof, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of Investor Stock and Common Holder Stock to bear the legend required by Section 5 hereof and/or failure of the Company to supply, free of charge, a copy of this Agreement, as provided under Section 5, shall not affect the validity or enforcement of this Agreement.

12.
Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

13.
Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties as follows:

(a)
if to the Company, at 408 E. Plumeria Drive, San Jose, California 95134, with a copy to Robert D. Cochran, Esq., at the Law Office of Robert D. Cochran, 2105 Woodside Road, Woodside, California 94062-1100,

(b)
if to the Investors, at the addresses set forth on Schedule A hereto, with a copy to Jay K. Hachigian, Esq., at Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 610 Lincoln Street, Waltham, Massachusetts 02451 and E. John Park, Esq., at Morgan, Lewis & Bockius LLP, Two Palo Alto Square, Palo Alto, CA 94306,

(c)
if to a Common Holder, at the addresses set forth on Schedule B hereto, or, in any such case, at such other addresses as shall be specified by notice given in accordance with this Section 13.

14.
Term. This Agreement shall terminate and be of no further force or effect upon (a) the consummation of the Company's sale of its Common Stock or other securities pursuant to a registration statement under the Securities Act of 1933, as amended (other than a registration statement relating either to sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a SEC Rule 145 transaction), (b) the consummation of a Liquidation Event, as that term is defined in the Company's Amended and Restated Articles of Incorporation (as amended from time to time) or (c) March 1, 2015.

15.
Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

16.
Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the holders of a majority of the then outstanding voting securities held by the Common Holders and the Investors (voting as a single class on an as-converted basis) and (iii) the holders of a majority of the then outstanding voting securities held by the Investors holding Series E and Series E-1 Stock (voting as a single class on an as-converted basis).

17.
Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company's voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 5.

18.
Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19.
Binding Effect. In addition to any restriction on transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors, transferees and assigns and to such additional individuals or entities that may become shareholders of the Company and that desire to become Parties hereto; provided that for any such transfer to be deemed effective, the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by a transferee reasonably acceptable to the Company, such transferee shall be deemed to be a Party hereto as if such transferee's signature appeared on the signature pages hereto. By its execution hereof or any Adoption Agreement, each of the Parties hereto appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

20.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of law principles thereof.

21.
Entire Agreement. This Agreement is intended to be the sole agreement of the Parties as it relates to the subject matter hereof and supersede all other agreements of the Parties relating to the subject matter hereof. The Prior Agreement is hereby amended and restated its entirety and shall be of no further force or effect.

22.
Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

23.
Arbitration. Any controversy between the Parties hereto involving any claim arising out of or relating to the termination of this Agreement, will be submitted to and be settled by final and binding arbitration in Palo Alto, California, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by three (3) arbitrators chosen by (a) the Company, (b) the New Investors and (c) the Common Holders and the Existing Investors, or failing such agreement, an arbitrator appointed by the AAA. There shall be limited discovery prior to the arbitration hearing as follows: (x) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (y) depositions of all party witnesses and (z) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the California Code of Civil Procedure, the arbitrator shall be required to provide in writing to the Parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY
TECHWELL, INC.
By:	/s/ FUMIHIRO KOZATO Fumihiro Kozato President and Chief Executive Officer

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:	/s/ SANGKI KIM
Name:	Sangki Kim
Title:	C.E.O.
Address:	16th Fl., KIPS, Center 647-9, Yeoksam-Dong, Kangnam-Gu, Seoul, Korea
Fax:

INVESTORS:

By:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMMON HOLDERS:
/s/ FUMIHIRO KOZATO Fumihiro Kozato
/s/ FENG KUO Feng Kuo
/s/ SIDNEY S. FAULKNER Sidney S. Faulkner

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
TCV IV, L.P. TCV IV STRATEGIC PARTNERS, L.P.
By:	/s/ ROBERT C. BENSKY
Name:	Robert C. Bensky
Title:	Attorney in Fact

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
SANYO Semiconductor Corp.
By:	/s/ KATSUHITO TAKEI
Name:	Katsuhito Takei
Title:	Treasurer

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
Millennia 2000 Venture Capital Investment Limited Partnership
/s/ TATSUYA KUROYANAGI
Tatsuya Kuroyanagi
General Partner President Millennia Venture Partners Co,. Ltd

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
The Yasuda Enterprise Development I. Limited Partnership By: Yasuda Enterprise Development Co.,Ltd.
By:	/s/ MINORU OKA
Name:	Minoru Oka
Title:	General Partner

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
/s/ G. WYSS Gabriele Wyss (Vice President)	/s/ MARC TROG Marc Trog (Assistant Vice President)
Credit Suisse Asset Management Funds On behalf of: Credit Suisse Equity Fund High Tech
Zurich, 2nd March 2005

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
China International Venture Capital Co, Ltd.
By:	/s/ [ILLEGIBLE]
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
China Century Venture Capital Co., Ltd.
By:	/s/ [ILLEGIBLE]
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
GENESIS MICROCHIP
By:	/s/ MIKE HERLY
Name:	Mike Herly
Title:	CFO

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT
FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
By:	/s/ MASAHARU SHINYA
Name:	Masaharu Shinya
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
Parakletos @ Ventures Millennium Fund, LP
By:	/s/ DR. PAUL H.J. KIM
Name:	Dr. Paul H.J. Kim
Title:	Managing Partner

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
By:	/s/ CHIN-FENG HUANG
Name:	Chin-Feng Huang
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
Siliconware Investment Co. Ltd.
By:	/s/ JEROME TSAI
Name:	Jerome Tsai
Title:	President

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
[Illegible]
By:	/s/ O.J. MEIER
Name:	O.J. Meier
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
By:	/s/ FRANK YU
Name:	Frank Yu
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
By:	/s/ CHUNG, HSIANG-YING
Name:	Chung, Hsiang-Ying
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
By:	/s/ CHING-HANG SHEN
Name:	Ching-Hang Shen
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
By:	/s/ R. COCHRAN
Name:	R. Cochran
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax No.:

INVESTORS:
Yoko Koike
By:	/s/ YOKO KOIKE
Name:	Y. Koike
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT FOR TECHWELL, INC.

SCHEDULE A
Schedule of Investors

Millennia 2000 Venture Capital Investment Limited Partnership
6F Kyobashi-Nisshoku Bldg.
8-7 Kyobashi, 1-Chome, Chuo-Ku
Tokyo 104-0031,JAPAN

Matsushita Electric Industrial Co., Ltd.
1006, Kadoma, Kadoma City
Osaka 571-8501, Japan
Attn: Susumu Koike

Matsushita Electric Industrial Co., Ltd.
1006, Kadoma, Kadoma City
Osaka 571-8501, Japan
Attn: Sukeichi Miki

The Yasuda Enterprise Development I, Limited
Partnership
BYGS Shinjuku Bldg. 6F
2-19-1 Shinjuku-ku, Tokyo 160-0022, Japan	Fan-Kai Liu
14598 Deer Spring Court
Saratoga, CA 95070

Chin-Feng Huang
2F, No. 103, Chow-Chou St.
Taipei, Taiwan, R.O.C.

Hsiang-Yin Chung
3, 9-F, No. 16, Lane 167, Sec. 4, Cheng Kung Rd.
Nei-hu, Taipei, Taiwan, R.O.C.
c/o 912 Sundance Drive
Fremont, CA 94539

Yojiro Kamei
Ibuki Kamei
Nanho Kamei
20075 Forest Avenue
Cupertino, CA 95014

Othmar J. Meier
1615 Marlborough Road
Hillbourough, 94010

Paul Hofer*
Buchenstrasse 12, 4104 Oberwil

Sanyo Semiconductor Corporation
80 Commerce Drive
Allendale, NJ 07401

Frank Yu
12000 Emerald Hill Lane
Los Altos Hills, CA 94022
Masaharu Shinya
3601, 6-1, Harumi 1-chome, Chuo-ku,
Tokyo 104-0053, Japan

Genesis Microchip Incorporated
165 Commerce Valley Drive West
Thornhill, Ontario
Canada UT 7V8

China International Venture Capital, Inc.
9 Fl., 97 Tunhwa S. Rd., Sec. 2
Taipei 106, Taiwan, R.O.C.

China Century Venture Capital, Inc.
9 Fl., 97 Tunhwa S. Rd., Sec. 2
Taipei 106, Taiwan, R.O.C.

Mo Bei Lee
Techwell, Inc.
1977 O'Toole Avenue, Suite B102
San Jose, CA 95131

Siliconware Investment Company, Ltd.
11F, No. 71, Sung Chiang Rd.
Taipei, Taiwan, R.O.C.

Chuen-Tsai Chang
Techwell, Inc.
1977 O'Toole Avenue, Suite B102
San Jose, CA 95131	Yu-Mei Tang
4 Fl., #9, Alley 2, Ln. 358, Teh-Hsin E. Rd.
Shih-Lin, Taipei, Taiwan, R.O.C.

Chin Chi Lu
24F1.2, No. 92, Anho Road, Sec. 2
Taipei, Taiwan, R.O.C.

Ching Li Lin
24F1.2, No. 92, Anho Road, Sec. 2
Taipei, Taiwan, R.O.C.

Ching-Hang Shen
4F, No. 9, Alley 14, Ln. 40
Chung Cheng Rd., Sec. 2
Taipei, Taiwan, R.O.C

Lin Yu Mei
No. 88, An Ho Rd., Sec. 2
11-F., Taipei, Taiwan, R.O.C.

Robert D. Cochran
2105 Woodside Road
Woodside, CA 94062

Mou-Fu Investment Consultant Ltd.
2nd Floor, No. 552, Chung-Hsiao East Road, Section 5
Hsin-Yi District, Taipei, Taiwan, R.O.C.	CSAM Funds*
on behalf of CS Equity Fund High Tech

* Any correspondence or notices to be sent to:

1. SASI, Swiss American Securities Inc.
12, East 49 Street, 41 Floor
New York, NY 10017

2. Credit Suisse First Boston, division Credit Suisse
Asset Management
Compliance Department
P.O. Box 800
8070 Zurich, Switzerland

Comm-Trend Ventures Capital Corp.
Suite 3, 5th Floor, No. 248, Nan-King East Road, Section 3
Sung-Shan District, Taipei, Taiwan, R.O.C.

TCV IV, L.P.
TCV IV Strategic Partners, L.P.
Any correspondence or notices to be sent to:
1. Technology Crossover Ventures
528 Ramona Street
Palo Alto, California 94301
Attention: Rick Kimball
Phone: (650) 614-8200
Fax: (650) 614-8222

With a copy to:
2. Technology Crossover Ventures
528 Ramona Street
Palo Alto, California 94301
Attention: Carla S. Newell
Phone: (650) 614-8224
Fax: (650) 614-8222

No. 4 New Technology Business Investment L.L.P.
c/o Samsung Venture Investment Corporation
16th Fl., KIPS Center 647-9
Yeoksam-Dong, Kangnam-Gu
Seoul, Korea

SCHEDULE B

Schedule of Common Holders

Fumihiro Kozato

Feng Kuo

Sidney S. Faulkner

EXHIBIT A

ADOPTION AGREEMENT

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned (the "Transferee") pursuant to the terms of that certain Amended and Restated Voting Agreement dated as of March    , 2005 (the "Agreement") by and among the Company and certain of its shareholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

  (a)
  Acknowledgment. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the "Stock"), subject to the terms and conditions of the Agreement.

  (b)
  Agreement. Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a Party thereto.

  (c)
  Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

        EXECUTED AND DATED this            day of                        , 200    .

TRANSFEREE:
By:
Name and Title
Address:

Fax:

Accepted and Agreed:
TECHWELL, INC.
By:

Title:

TECHWELL, INC.

AMENDMENT NUMBER ONE TO

SECOND AMENDED AND RESTATED VOTING AGREEMENT

Effective as of October 24, 2005

        This Amendment Number One to Second Amended and Restated Voting Agreement (the "Amendment") is entered into as of October 24, 2005 and amends that certain Second Amended and Restated Voting Agreement dated March 11, 2005 (the "Original Agreement"), by and among Techwell, Inc., a California corporation (the "Company"), certain holders of Preferred Stock of the Company listed on Schedule A thereto (the "Investors") and certain holders of Common Stock of the Company listed on Schedule B thereto (the "Common Holders", and collectively with the Investors and the Company, the "Parties").

WITNESSETH:

        WHEREAS, the Company desires to increase the authorized number of members of the Board of Directors of the Company to six (6);

        WHEREAS, the Original Agreement provides that the size of the Board shall be set and remain at five (5) authorized directors and sets forth an agreement among the Parties as to how the Investors and the Common Holders shall vote their shares to elect such directors; and

        WHEREAS, the Original Agreement may be amended as set forth in Section 16 thereof.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.
Amendment of Original Agreement. The Original Agreement is hereby amended as follows:

(a)
The first portion of the second recital under the section heading "WITNESSETH:" (specifically, from the beginning of the recital up until but excluding the clause that begins with "(b)") shall be restated in its entirety to read as follows:

        "WHEREAS, the Company's Articles of Incorporation, as amended, provide that (a) holders of shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted basis, shall elect two (2) members of the Board (the first such member to be referred to herein as the "Independent Director" and the other the "Additional Independent Director"),"

  (b)
  Section 2 of the Original Agreement shall be restated in its entirety to read as follows:

        "2. Board Size. The holders of Investor Shares and Common Holder Shares shall vote at a regular or special meeting of shareholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set and remain at six (6) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 16 hereof."

  (c)
  Section 3 of the Original Agreement shall be amended by the addition of the following text:

        "d. In any election of directors of the Company to elect the Additional Independent Director, the Investors and the Common Holders shall each vote at any regular or special meeting of shareholders (or by written consent) such number of voting securities of the Company then owned by them (or as to which they then have voting power) as may be necessary to elect the Additional Independent Director that is approved by a majority of the directors then in office"

2.     Miscellaneous.

        Except as amended by this Amendment, the Original Agreement shall remain in full force and effect.

        This Amendment will be governed by and construed in accordance with the State of California without giving effect to the conflicts of law principles thereof.

        This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	/s/ FUMIHIRO KOZATO
Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
FUMIHIRO KOZATO
(Print Name of Investor)
By:	/s/ FUMIHIRO KOZATO
(Signature of Authorized Person)
Title:	PRESIDENT & CEO

TECHWELL, INC. SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
SECOND AMENDED AND RESTATED VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:
Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
TCV IV, L.P. TCV IV Strategic Partners, L.P.
By:	Technology Crossover Management IV, LLC
(Print Name of Investor) Its: General Partner
By:	/s/ CARLA S. NEWELL
(Signature of Authorized Person) Carla S. Newell
Title:	Attorney-in-fact

TECHWELL, INC. SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
SECOND AMENDED AND RESTATED VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:* Millennia 2000 Venture Capital Investment Limited Partnership
/s/ TATSUYA KUROYANAGI
Tatsuya Kuroyanagi
General Partner President Millennia Venture Co., Ltd.

TECHWELL, INC. SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
SECOND AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE TO ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS OF TECHWELL TECHNOLOGIES, INC.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:
Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
FRANK YU (Print Name of Investor)
By:	/s/ FRANK YU
(Signature of Authorized Person)

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Masaharu Shinya
(Print Name of Investor)
By:	/s/ MASAHARU SHINYA
(Signature of Authorized Person)
Title:

TECHWELL, INC. SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
SECOND AMENDED AND RESTATED VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Sanyo Semiconductor Corp.
(Print Name of Investor)
By:	/s/ KATSUHITO TAKEI
(Signature of Authorized Person) Katsuhito Takei
Title:	Treasurer

TECHWELL, INC. SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
SECOND AMENDED AND RESTATED VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Mo Bei Lee
(Print Name of Investor)
By:	/s/ MO BEI LEE
(Signature of Authorized Person)
Title:

TECHWELL, INC. SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
SECOND AMENDED AND RESTATED VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Kenny Liu
(Print Name of Investor)
By:	/s/ KENNY LIU
(Signature of Authorized Person)
Title:

TECHWELL, INC. SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
SECOND AMENDED AND RESTATED VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	/s/ FUMIHIRO KOZATO
Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Feng Kuo
(Print Name of Investor)
By:	/s/ FENG KUO
(Signature of Authorized Person)
Title:	CTO

TECHWELL, INC. SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
SECOND AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Siliconware Investment Company Ltd. (Print Name of Investor)
By:	/s/ JEROME TSAI (Signature of Authorized Person)
Title:	President

TECHWELL, INC.
SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND
RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Yutaka Konishi (Print Name of Investor)
By:	/s/ YUTAKA KONISHI (Signature of Authorized Person)
Title:

TECHWELL, INC.
SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND
RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Chizuko Lovely (Print Name of Investor)
By:	/s/ CHIZUKO LOVELY (Signature of Authorized Person)
Title:

TECHWELL, INC.
SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND
RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Yoko Koike (Print Name of Investor)
By:	/s/ YOKO KOIKE (Signature of Authorized Person)
Title:

TECHWELL, INC.
SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND
RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
China International Venture Capital Co., Ltd. (Print Name of Investor)
By:	/s/ [ILLEGIBLE] (Signature of Authorized Person)
Title:

TECHWELL, INC.
SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND
RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
China Century Venture Capital Co., Ltd. (Print Name of Investor)
By:	/s/ [ILLEGIBLE] (Signature of Authorized Person)
Title:

TECHWELL, INC.
SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND
RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Credit Suisse Asset Management Funds On behalf of: Credit Suisse Equity Fund High Tech (Print Name of Investor)
By:	/s/ G. WYSS	/s/ MARC TROG
(Signature of Authorized Person)
	Gabriele Wyss	Marc Trog
Title:	(Vice President)	(Assistant Vice President)

TECHWELL, INC.
SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND
RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Gregor Beecher (Print Name of Investor)
By:	/s/ GREGOR BEECHER (Signature of Authorized Person)
Title:	Dr. Gregor Beecher

TECHWELL, INC.
SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND
RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Voting Agreement as of the date first written above.

TECHWELL, INC.
By:	Fumihiro Kozato, President
COMMON HOLDERS AND INVESTORS:*
Paul R. Hofer (Print Name of Investor)
By:	/s/ HOFER (Signature of Authorized Person)
Title:

TECHWELL, INC.
SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND
RESTATED VOTING AGREEMENT

QuickLinks

SECOND AMENDED AND RESTATED VOTING AGREEMENT
SCHEDULE A Schedule of Investors
SCHEDULE B Schedule of Common Holders
EXHIBIT A ADOPTION AGREEMENT
TECHWELL, INC. AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED VOTING AGREEMENT Effective as of October 24, 2005